WORLD FUNDS TRUST

Third Avenue International Real Estate Value Fund

Institutional Shares (Ticker: REIFX)

Platform Shares (Ticker: REIYX)

Z Shares (Ticker: REIZX)

Supplement dated March 22, 2021
to the Summary Prospectus, Prospectus and Statement of Additional Information

dated May 1, 2020, revised October 29, 2020

Special Meeting of Shareholders – Third Avenue International Real Estate Value Fund

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Third Avenue International Real Estate Value Fund (the “Target Fund”), a series of the Trust, will reorganize (the “Reorganization”) into a series of the Third Avenue Trust also named the Third Avenue International Real Estate Value Fund (the “Successor Fund”). The Board authorized Trust management to submit the proposal to shareholders of the Target Fund for approval. The Reorganization will be structured as a tax-free reorganization for federal tax purposes. Following the Reorganization, the Target Fund will be terminated and cease operations as a separate series of the Trust. The Reorganization, if approved by shareholders of the Target Fund, is expected to take effect on or about April 9, 2021.

Third Avenue Management, LLC (the “Adviser”) is the investment adviser to the Target Fund and will be the investment adviser to the Successor Fund. The Adviser has committed to maintaining the expense limitation arrangements that are in place for the Target Fund for the Successor Fund until April 30, 2022. Until the Reorganization takes effect, the Adviser will continue to actively invest the Target Fund’s assets in accordance with its investment objective and policies. Shareholders of the Target Fund may redeem their investments as described in the Target Fund’s Prospectus.

Shareholders of record of the Target Fund will receive a combined proxy statement/prospectus with respect to the proposed Reorganization. A more complete description of the Reorganization, including any differences in investment strategies and fees and expenses, as well as information regarding the factors the Board considered in approving the Reorganization, will be provided in the combined proxy statement/prospectus. A special meeting of shareholders of the Target Fund to consider the proposal described above is expected to occur on April 6, 2021.

If you have questions or need assistance, please contact your financial advisor directly or the Target Fund toll-free at 1-800-673-0550.

This Supplement and the existing Summary Prospectus, Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Target Fund toll-free at 1-800-673-0550.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE